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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     WHEREAS, Millennium Petrochemicals Inc., a Virginia corporation (the "Manager"), is the sole member and the manager of Millennium Petrochemicals GPLLC, a Delaware limited liability company (the "General Partner"), which is a general partner of Equistar Chemicals, LP, a Delaware limited partnership (the "Partnership"); and

     WHEREAS, the Partnership intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1999, with such amendment or amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto (the "Form 10-K");

     NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Manager, does hereby appoint George H. Hempstead, III, John E. Lushefski, and C. William Carmean, and each of them, as his or her true and lawful attorneys-in-fact and agents with power to act and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Manager, the Form 10-K, and all instruments necessary or incidental in connection therewith as said attorneys-in-fact and agents or any of them shall deem necessary or appropriate

     IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of March, 2000.


                              /s/   William M. Landuyt
                              --------------------------------
                                    William M. Landuyt
                                         Director


                              /s/    George H. Hempstead, III
                              -----------------------------------
                                     George H. Hempstead, III
                                         Director


                              /s/        Peter P. Hanik
                              ------------------------------------
                                         Peter P. Hanik
                              Director, President & Chief Executive Officer


                              /s/       Charles F. Daly
                              ------------------------------
                                        Charles F. Daly
                              Vice President, Principal Accounting and
                                         Financial Officer